Principal Variable Contracts Funds, Inc.
Supplement dated September 20, 2021
to the Prospectus dated May 1, 2021
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR INTERNATIONAL EMERGING MARKETS ACCOUNT
Effective September 30, 2021, in the Investment Advisor and Portfolio Managers section, remove Paul H. Blankenhagen and Alan Wang.
On or about May 1, 2022, delete all references in this prospectus to the International Emerging Markets Account, and replace with Global Emerging Markets Account.

MANAGEMENT OF THE FUNDS
Effective September 30, 2021, delete all references to Alan Wang.